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UBS Select Money Market Fund
Prospectus

August 30, 2002


This prospectus offers two classes of money market fund shares. Institutional shares are offered primarily to institutional investors and Financial Intermediary shares are offered to banks and other financial intermediaries for the benefit of their customers.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

              ----------------------------------------------------
              Not FDIC insured. May lose value. No bank guarantee.
              ----------------------------------------------------
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UBS Select Money Market Fund
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Contents


The Fund
What every investor should know about the fund
    Investment Objective, Strategies and Risks ......... Page 3
    Performance ........................................ Page 4
    Expenses and Fee Tables ............................ Page 5
    More About Risks and Investment Strategies ......... Page 6
Your Investment
Information for managing your fund account
    Managing Your Fund Account ......................... Page 7
    --Buying Shares
    --Selling Shares
    --Exchanging Shares
    --Additional Information About Your Account
    --Pricing and Valuation
Additional Information
Additional important information about the fund
    Management ......................................... Page 12
    Dividends and Taxes ................................ Page 13
    Financial Highlights ............................... Page 14
    Where to learn more about the fund ................. Back Cover


           ----------------------------------------------------------
           The fund is not a complete or balanced investment program.
           ----------------------------------------------------------


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Investment Objective, Strategies and Risks

Fund Objective

Maximum current income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.


Money market instruments generally are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.


UBS Global Asset Management (US) Inc. ("UBS Global AM"), the fund's investment advisor, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. UBS Global AM considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.

Principal Risks

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by the fund are:

o Credit Risk--Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

o Interest Rate Risk--The value of the fund's investments generally will fall when short-term interest rates rise, and its yield will tend to lag behind prevailing rates.

o Foreign Investing Risk--The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."


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Performance

Risk/Return Bar Chart and Table

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Institutional shares because they have a longer performance history than Financial Intermediary shares.


The table that follows the bar chart shows the average annual returns for the fund's shares for the 2001 calendar year and since inception.


The fund's past performance does not necessarily indicate how the fund will perform in the future.

Total Return on Institutional Shares (1999 is the fund's first full calendar year of operations)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Calendar    Total
  Year     Return
--------   ------
  1999      5.22%
  2000      6.47%
  2001      4.20%


Total return January 1 to June 30, 2002 -- 0.95%
Best quarters during years shown: 3rd and 4th quarter, 2000 -- 1.66% Worst quarter during years shown: 4th quarter, 2001 -- 0.63%


Average Annual Total Returns

as of December 31, 2001



                                              Financial
                           Institutional     Intermediary
                               Shares           Shares
(Inception Date)             (8/10/98)       (12/29/98)*
----------------          ---------------   -------------
One Year ..............         4.20%           N/A
Life of Class .........         5.32%           N/A


------------
* Financial Intermediary shares have been outstanding only for short periods since inception. Performance for Financial Intermediary shares would be lower because of the 0.25% shareholder servicing fee paid by those shares.


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Expenses and Fee Tables

Fees and Expenses
These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses
(fees paid directly from your investment when you buy or sell fund shares)


Maximum Sales Charge (Load) Imposed on Purchases
(as a % of offering price) .....................   None
Maximum Deferred Sales Charge (Load)
(as a % of offering price) .....................   None

Annual Fund Operating Expenses*
(expenses that are deducted from fund assets)

                                                                          Financial Intermediary
                                                    Institutional Shares         Shares
                                                    --------------------- ---------------------
Management Fees ...................................                0.18%                 0.18%
Distribution and/or Service (12b-1) Fees ..........                0.00%                 0.00%
Other Expenses ....................................
 Shareholder Servicing Fee ........................ 0.00%                 0.25%
 Miscellaneous Expenses ........................... 0.00%                 0.00%
                                                    ----                  ----
                                                                   0.00%                 0.25%
                                                                   ----                  ----
Total Annual Fund Operating Expenses ..............                0.18%                 0.43%
                                                                   ====                  ====


------------
* UBS Global AM has agreed to waive 0.01% of its management fee from September 1, 2002 through February 28, 2003 so that the effective total fund operating expenses during that period will be 0.17% for Institutional shares and 0.42% for Financial Intermediary shares.


Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               1 year     3 years     5 years     10 years
                                              --------   ---------   ---------   ---------
   Institutional shares ...................      $18        $ 58        $101        $230
   Financial Intermediary shares ..........       44         138         241         542



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More About Risks and Investment Strategies

Principal Risks

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income generally will tend to fall more slowly.


Foreign Investing Risk. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.


Additional Risk


Structured Security Risk. The fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets (e.g., enhanced liquidity and yields linked to short-term interest rates). If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the fund could suffer a loss.


Additional Information About Investment Strategies

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share.

UBS Global AM may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the fund's composition and weighted average maturity based upon UBS Global AM's assessment of the relative values of various money market instruments and future interest rate patterns. UBS Global AM also may buy or sell money market instruments to take advantage of yield differences.


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Managing Your Fund Account


Buying Shares
-------------


The fund accepts the settlement of purchase orders only in available federal funds. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the fund through its custodian.

The fund offers two separate classes of shares-- Institutional shares and Financial Intermediary shares--as an economical and convenient means for institutions to invest short-term funds that they hold for their own account or hold or manage for others.

o You may buy Institutional shares if you are an institutional investor. UBS Global AM, the principal underwriter of the fund's shares, may, in its discretion, make Institutional shares available to individuals or other entities.


o You may buy Financial Intermediary shares only if you are a financial intermediary (e.g., a bank, trust company, broker or investment advisor) buying the shares for the benefit of your customers. Financial Intermediary shares bear special fees (paid by the fund) at the annual rate of 0.25% of average net assets attributable to Financial Intermediary shares for services that these financial intermediaries provide to the beneficial owners of the Financial Intermediary shares.


Unless you specify otherwise, the fund will treat all purchase orders as orders for Institutional shares.


You may buy fund shares through financial intermediaries which may be authorized to accept purchase orders on behalf of the fund. Each such financial intermediary is then responsible for sending the order to the transfer agent. You may also buy fund shares by calling the fund's transfer agent, PFPC Inc., at 1-888-547 FUND and speaking to a representative.

You will need to complete an account application in connection with your initial purchase (unless you are buying Financial Intermediary shares through someone else). You can get a copy of the application from UBS Global AM, a financial intermediary or by calling toll-free 1-888-547 FUND.

You buy shares at the net asset value next determined after receipt and acceptance of your purchase order by the transfer agent, subject to the fund receiving payment the same day. Your purchase order will be effective only if you or your financial intermediary wire payment in federal funds on the same business day that you place your order, and your wire must actually be credited to the fund's bank account by a Federal Reserve Bank that day. Otherwise, the order will be rejected. A business day is any day that the fund's custodian, the fund's transfer agent and UBS Global AM are all open for business.


Orders to buy shares of the fund received before noon (Eastern time) will normally be executed as of noon (Eastern time). Orders received after noon (Eastern time) but before 2:30 p.m. (Eastern time) will normally be executed as of 2:30 p.m. (Eastern time). Orders received after 2:30 p.m. (Eastern time) but before 5:00 p.m. (Eastern time) will normally be executed as of 5:00 p.m. (Eastern time).


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UBS Global Asset Management                                                    7
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The fund reserves the right to advance the time by which orders to buy or sell its shares must be received by the transfer agent. The fund may do this when the primary government securities dealers are either closed for business or close early, or trading in money market instruments is limited due to national holidays. For example, the fund may advance the time by which orders to buy or sell its shares must be received by the transfer agent on any day that the New York Stock Exchange ("NYSE") closes early because trading has been halted for the day or The Bond Market Association ("BMA") (formerly known as the Public Securities Association) recommends that the securities markets close early. Frequently, markets close early on the afternoon of a business day prior to a national holiday. Of course, if the fund's usual deadline for receipt by the transfer agent of orders to buy or sell its shares is earlier than the time at which markets close, the fund expects to follow its normal schedule. Investors may call toll-free 1-888-547 FUND to inquire whether the fund intends to close early on a given day.


The fund and UBS Global AM reserve the right to reject a purchase order or suspend the offering of fund shares. UBS Global AM may return without notice money wired to the fund where the investor fails to place a corresponding share purchase order.

Wire Instructions:

Instruct your bank to transfer federal funds by wire to:


To:      PNC Bank
         Philadelphia, PA
         ABA #0310-0005-3
BNF:     Mutual Fund Services A/C 8614973575
Re:      Purchase shares of UBS Select Money
         Market Fund
FFC:     (Name of Account and Account Number)


A financial intermediary or your bank may impose a service charge for wire transfers.

Minimum Investments:

To open an account ...........   $10,000,000
To add to an account .........   $   100,000

UBS Global AM may waive these minimums. The fund may change its minimum investment requirements at any time. Investments must be denominated in U.S. dollars.


If your account balance has fallen below $10,000,000, your purchase order to add to the account will be accepted only if the account balance will be at least $10,000,000 after that purchase. (UBS Global AM may waive this minimum).


Financial intermediaries may establish different minimums for their customers who purchase Financial Intermediary shares through them, provided that the aggregate amounts purchased meet the above minimums. You may obtain additional information about these minimums from your financial intermediary or UBS Global AM.

Electronic Trade Entry


The fund may offer an electronic trade order entry capability to eligible institutional investors who meet certain conditions. For more information on this option, contact your investment professional at your financial intermediary or the transfer agent at 1-888-547 FUND.

Selling Shares
--------------


You may sell your shares through financial intermediaries that are authorized to accept redemption requests. Each such intermediary is then responsible for sending the order to the transfer agent. You may also sell your shares by calling the transfer


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agent at 1-888-547 FUND and speaking with a representative.


Orders to sell fund shares received before noon (Eastern time) will normally be executed as of noon (Eastern time). Orders received after noon (Eastern time) but before 2:30 p.m. (Eastern time) will normally be executed as of 2:30 p.m. (Eastern time). Orders received after 2:30 p.m. (Eastern time) but before 5:00 p.m. (Eastern time) will normally be executed as of 5:00 p.m. (Eastern time).

As noted above under "Buying Shares," the fund may advance the time for the transfer agent's receipt of orders to sell shares (e.g., days on which securities markets close early prior to a national holiday).

Your sales proceeds will be paid in federal funds wired to one or more accounts you have designated, normally on the business day the sale order is accepted. If you sell all the shares you own, dividends accrued for the month to date will be paid in federal funds and wired on the same day to the bank account(s) that you designate.

If the transfer agent receives your order to sell shares late in the day, it will process your order and initiate a wire. However, your bank account may not receive the proceeds that day if a Federal Reserve Bank is experiencing delay in transfer of funds. Neither the fund, UBS Global AM, a financial intermediary nor the transfer agent is responsible for the performance of your bank or any of its intermediaries.

The transfer agent will process your orders to sell shares only if you have on file with it a properly completed account application, with signature guaranteed or other authentication acceptable to the transfer agent. The account application requires you to designate the account(s) for wiring sales proceeds. You must submit any change in the designated account(s) for sale proceeds in a form acceptable to the transfer agent. The transfer agent will not place the sales order if the information you provide does not correspond to the information on your application.

You may sell Financial Intermediary shares only if you are a bank or other financial intermediary selling the shares for the benefit of your customers.


If you have additional questions on selling shares you should contact your investment professional at your financial intermediary or call the transfer agent at 1-888-547 FUND.

Exchanging Shares
-----------------


You may exchange Institutional shares of the fund for Institutional shares of UBS LIR Money Market Fund, UBS LIR Treasury Securities Fund or UBS LIR Government Securities Fund. You also may exchange Institutional shares of the fund for Select shares of UBS LIR Government Securities Fund. In addition, you may exchange Financial Intermediary shares of the fund for Financial Intermediary shares of UBS LIR Money Market Fund or UBS LIR Treasury Securities Fund. UBS LIR Money Market Fund has a $1,000,000 minimum for initial purchases and no minimum for subsequent purchases. UBS LIR Treasury Securities Fund has a $250,000 minimum for initial purchases and no minimum for subsequent purchases. UBS LIR Government Securities Fund has a $1,000,000 minimum for initial purchases of its Institutional shares and a $10,000,000 minimum for initial purchases of its Select shares and no minimum for subsequent purchases. These minimums apply to initial and subsequent purchases made through an exchange of shares, although UBS


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UBS Global Asset Management                                                    9
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UBS Select Money Market Fund
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Global AM reserves the right to waive these minimums. All exchanges are based on the next determined net asset value per share.

Exchange orders are accepted up until 2:30 p.m. (Eastern time). Exchange orders received after that time will not be effected, and you will have to place an exchange order before that time on the following business day if you still wish to effect an exchange. If you exchange all your fund shares, the dividends accrued on those shares for the month to date will be invested in the shares of the other fund into which the exchange is made.


You can place an exchange order through a financial intermediary, who is then responsible for sending the order to the transfer agent. You may exchange Financial Intermediary shares only if you are a bank or other financial intermediary exchanging the shares for the benefit of your customers. You can also place an exchange order by calling the transfer agent at 1-888-547 FUND and speaking with a representative.


Shareholders making their initial purchase of another fund through an exchange should allow more time. These exchange orders should be received by the transfer agent at least one half hour before the previously mentioned deadline to allow the transfer agent sufficient time to establish an account in the new fund in the investor's name. Otherwise, the transfer agent may not be able to effect the exchange.

If the total investment in your account has been less than $10,000,000 for 30 consecutive days, the fund may exchange your shares for shares of UBS LIR Money Market Fund unless you elected in your account application to have the shares sold and the proceeds paid to you in federal funds wired to your designated account.

The fund may modify or terminate the exchange privilege at any time.


Additional Information About Your Account
-----------------------------------------


You will receive a confirmation of your initial purchase of fund shares, and subsequent transactions may be reported on periodic account statements. These periodic statements may be sent monthly except that if your only fund activity in a quarter was reinvestment of dividends, the activity may be reported on a quarterly rather than a monthly statement.

Financial Intermediary Shares. Financial intermediaries through which an investor purchases or holds shares may charge those customers for cash management and other services provided in connection with their account. These charges may include account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to the financial intermediaries' customers, who are the beneficial owners of the shares, will be lower than those on Institutional shares by the amount of the fees paid by the fund for shareholder services. A customer should consider the terms of his or her account with a financial intermediary before purchasing shares.

A financial intermediary buying or selling shares for its customers is responsible for transmitting orders to the transfer agent in accordance with its customer agreements and the procedures noted above.

Institutional Shares. UBS Global AM (not the fund) also may pay fees to entities that make Institutional shares available to others. The amount of these fees


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will be negotiated between UBS Global AM and the entity.

Pricing and Valuation

The price of fund shares is based on net asset value and is determined separately for each class of shares. The net asset value per share is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund's net asset value is normally determined three times each business day at:

o    noon (Eastern time);

o    2:30 p.m. (Eastern time); and


o    5:00 p.m. (Eastern time).

Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order.

On any day that the fund determines to advance the time by which orders to buy or sell its shares must be received by the transfer agent as described above under "Buying Shares," the time for determination of the fund's net asset value per share will be as of the same time the fund has determined to cease accepting orders to buy or sell its shares. The fund will not price its shares again on that business day, even though it normally prices its shares more than once each business day.


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UBS Global Asset Management                                                   11
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Management

Investment Advisor


UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's investment advisor, administrator and principal underwriter. UBS Global AM is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On July 31, 2002, UBS Global AM was investment advisor, sub-advisor or manager of 24 investment companies with 45 separate portfolios and aggregate assets of approximately $67 billion.


Management Fees


UBS Global AM's contract fee for the management services it provides to the fund is at the annual rate of 0.18% of the fund's average daily net assets. During the fiscal year ended April 30, 2002, UBS Global AM waived part of this fee so that the fund paid management fees to UBS Global AM at the effective annual rate of 0.16% of its average daily net assets.


In exchange for this fee, UBS Global AM has agreed to bear all expenses of the fund other than the management fees, shareholder service fees paid for Financial Intermediary shares, interest, taxes, extraordinary costs and the cost of securities purchased and sold by the fund, including any transaction costs. Although UBS Global AM is not obligated to pay the fees and expenses of the fund's independent trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. UBS Global AM estimates that these fees and expenses will be less than 0.01% of the fund's average net assets.


UBS Global AM has agreed to waive 0.01% of its management fees from September 1, 2002 through February 28, 2003, so that the effective management fees during that period will be 0.17% of average daily net assets.


Other Information


The fund will maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the fund will maintain any particular rating or maintain it with a particular rating agency.



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Dividends and Taxes

Dividends


The fund declares dividends daily and pays them monthly. Dividends accrued during a given month are paid on the first business day of the next month or upon the sale of all the fund shares in a shareholder's account.

The fund may distribute all or a portion of its short-term capital gains (if any) to the extent required to ensure that the fund maintains its federal tax law status as a regulated investment company. The fund will also distribute all or a portion of its short-term capital gains to the extent necessary to maintain its share price at $1.00.


Shares earn dividends on the day they are purchased but do not earn dividends on the day they are sold.

Dividends on Financial Intermediary shares will be lower than dividends on Institutional shares because of the higher expenses borne by Financial Intermediary shares.

You will receive dividends in additional shares of the same class unless you elect to have the dividends transmitted by federal funds wired to a designated account. You must notify the transfer agent in writing in a form acceptable to the transfer agent at least two business days prior to the end of the month if you wish to change this election for a particular monthly dividend.

Taxes


The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax until you receive distributions from the account or plan.


The fund expects that its dividends will be taxed as ordinary income. The fund will tell you annually how you should treat its dividends for tax purposes.


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UBS Global Asset Management                                                   13
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Financial Highlights

The following financial highlights table is intended to help you understand the fund's financial performance since it commenced operations on August 10, 1998. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-888-547 FUND.



                                                             Institutional Shares
                                        ---------------------------------------------------------------
                                                     For the Years Ended               For the Period
                                                          April 30,                   August 10, 1998+
                                        --------------------------------------------         to
                                             2002           2001           2000        April 30, 1999
                                        -------------- -------------- -------------- ------------------
Net asset value, beginning of
 period ...............................   $     1.00     $     1.00     $     1.00       $     1.00
                                          ----------     ----------     ----------       ----------
Net investment income .................        0.029          0.062          0.054            0.037
Dividends from net investment
 income ...............................       (0.029)        (0.062)        (0.054)          (0.037)
                                          ----------     ----------     ----------       ---------
Net asset value, end of period ........   $     1.00     $     1.00     $     1.00       $     1.00
                                          ==========     ==========     ==========       =========
Total investment return(1) ............         2.96%          6.37%          5.54%            3.81%
                                          ==========     ==========     ==========       ==========
Ratios/Supplemental Data:
Net assets, end of period (000's) .....   $7,795,414     $3,385,770     $2,290,822       $1,322,807
Expenses to average net assets,
 net of waivers from advisor ..........         0.16%          0.15%          0.14%            0.07%*
Expenses to average net assets,
 before waivers from advisor ..........         0.18%          0.18%          0.18%            0.18%*
Net investment income to average
 net assets, net of waivers from
 advisor ..............................         2.70%          6.11%          5.48%            5.06%*
Net investment income to average
 net assets, before waivers from
 advisor ..............................         2.68%          6.08%          5.44%            4.95%*

                                             Financial Intermediary Shares(2)
                                        ----------------------------------------
                                           For the Period       For the Period
                                         November 4, 1999++   December 29, 1998+
                                                 to                   to
                                            March 6, 2000      February 9, 1999
                                        -------------------- -------------------
Net asset value, beginning of
 period ...............................       $  1.00            $  1.00
                                              -------            -------
Net investment income .................         0.018              0.006
Dividends from net investment
 income ...............................        (0.018)            (0.006)
                                              -------            -------
Net asset value, end of period ........       $  1.00            $  1.00
                                              =======            =======
Total investment return(1) ............          1.84%              0.57%
                                              =======            =======
Ratios/Supplemental Data:
Net assets, end of period (000's) .....       $    --            $    --
Expenses to average net assets,
 net of waivers from advisor ..........          0.40%*             0.32%*
Expenses to average net assets,
 before waivers from advisor ..........          0.43%*             0.43%*
Net investment income to average
 net assets, net of waivers from
 advisor ..............................          5.11%*             4.81%*
Net investment income to average
 net assets, before waivers from
 advisor ..............................          5.08%*             4.70%*



------------
  +  Issuance of shares.
 ++  Reissuance of shares.
  *  Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at $1.00 per share.



--------------------------------------------------------------------------------
14                                                 UBS Global Asset Management

Ticker Symbol: Institutional Shares: SELXX


If you want more information about the fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.


You may discuss your questions about the fund by contacting your investment professional at your financial intermediary. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-888-547 FUND.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942 8090. You can get copies of reports and other information about the fund:


o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or


o Free from the EDGAR Database on the SEC's Internet website at http://www.sec.gov.


UBS Money Series
-- UBS Select Money Market Fund
Investment Company Act File No. 811-8767

(C)2002 UBS Global Asset Management (US) Inc.

All rights reserved.

S629


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UBS Select
Money Market Fund
Prospectus


August 30, 2002